SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.        )

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ]           Preliminary Proxy Statement
[  ]           Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[  ]           Definitive Proxy Statement
[X]          Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Sec. 240.14a-12

DFA Investment Dimensions Group Inc.
Dimensional Investment Group Inc.
The DFA Investment Trust Company
Dimensional Emerging Markets Value Fund

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee  (Check the appropriate box):

[X]          No fee required.
[  ]           Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.	Title of each class of securities to which transaction applies:

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3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed maximum aggregate value of transaction:

5.	Total fee paid:

[  ]           Fee paid previously with preliminary proxy materials.
[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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2)           Form, Schedule or Registration Statement No.:
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4)           Date Filed:
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Dimensional Funds
Adjournment Alternative Outreach Communications
(Start of Campaign Script)

Hello. We are calling to inform you that the Dimensional Funds Special Meeting of Shareholders was held on Friday, May 8th.   Participation in this voting process was significant and overwhelmingly in favor of all agenda items.   However, there are several funds which require a higher level of participation in order to complete the shareholder meeting objectives.   Therefore the Special Meeting has been adjourned to June 10, 2015 in order to seek additional support.  We have identified an unvoted position within this household for one or more of the adjourned Funds and hope to record your vote at this time.

To cast your vote with a live representative now, please press 1.
(Pause and listen 2 seconds)
1 Forwards to Vote Rep

“This process is simple and will only take a few moments of your time. To cast your vote, please press 1 now.”
1 forwards to Vote Rep
(Pause and listen 2 seconds)

If you have any questions about the Special Meeting or would like another copy of the proxy material, please press 2 now. For more information about your investment with the Dimensional Funds please press 3 now.
2 forwards to material request line
(Pause and listen 2 seconds

3 plays message below and forwards to information line
 “As of February 25, 2015 you owned one or more investments in the Dimensional Funds. Please hold for a representative who can provide additional information.”
(Pause and listen 2 seconds)

Then forwards to information line
To repeat this message press 9 or for further assistance press 2 now to speak to a representative. To end this call press 5.
(Pause and listen 2 seconds)

5 Plays the following message.
Thank you for your consideration.   Have a nice day.

(Pause and listen 2 seconds)

FOR INTERNAL DISTRIBUTION ONLY
Updated 3-23-15

Dimensional Funds
Adjournment Alternative Outreach Communications
(Start of Campaign Script)
If you received this message on your answering machine you may contact us toll free at 1-866-828-6931 from 9am to 10pm Eastern Time, Monday through Friday.

ANSWERING MACHINE SCRIPT FOR AOC

Hello. We are calling to inform you that the Dimensional Funds Special Meeting of Shareholders was held on Friday, May 8th.   Participation in this voting process was significant and overwhelmingly in favor of all agenda items.   However, there are several funds which require a higher level of participation in order to complete the shareholder meeting objectives.   Therefore the Special Meeting has been adjourned to June 10, 2015 in order to seek additional support.  We have identified an unvoted position within this household for one or more of the adjourned Funds and hope to record your vote at this time.

Please contact us at your earliest convenience at 1-866-828-6931 between the hours of 9am and 10pm Eastern Time, Monday through Friday. Your vote is very important and your time is greatly appreciated. Thank you and have a good day.

FOR INTERNAL DISTRIBUTION ONLY
Updated 3-23-15

SHAREHOLDER UPDATE

SUCCESSFUL FIRST MEETING HOWEVER PARTICIPATION STILL NEEDED

Dear Fellow Shareholder,

The Special Meeting of Shareholders of the Dimensional Funds was held on Friday, May 8, 2015.    We are pleased to report that the response at this meeting was significant and overwhelmingly in favor.  In fact, we were able to approve the agenda items for many of the Dimensional Funds.   However, there are several Funds that require a higher level of participation in order to complete the shareholder meeting objectives.   Therefore, the Special Meeting has been adjourned to June 10, 2015, for such Funds, in order to seek additional support from you.  Since you have not voted on these important initiatives, we are asking you to take a minute of your time to consider these proposals and vote your shares using one of the convenient options below.

The proposals for which we are seeking your approval are designed to increase efficiencies, update certain investment limitations, and create uniformity across all Funds.  While the Dimensional Funds’ Boards firmly believe these proposals are in the best interests of all shareholders, it is you, the shareholder, who must approve them.

We strongly encourage you to vote your shares today.  Your vote will help us ensure that the Funds continue to serve your long-term investment needs

       Sincerely,

       David G. Booth
       Chairman and Co-Chief Executive Officer

1. MAIL: Complete and execute the enclosed voting form and mail it back in the postage paid envelope provided.
2. ONLINE: Simply go to the website listed on the enclosed voting form. Be sure to have the voting form handy at the time you plan on voting.
3. PHONE: Call the toll free number on the enclosed voting form and have your control number handy.
4. PHONE: Call toll-free (866) 828-6931 Monday through Friday 9 a.m. to 10 p.m. Eastern time. A representative will be happy to assist.

Voting is simple and will only take a few moments of your time

Do you have questions?  If you have any questions about how to vote your proxy or about the meeting in general, please call toll free (866) 828-6931.  Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

NOBO – OR# S29438

SHAREHOLDER UPDATE

SUCCESSFUL FIRST MEETING HOWEVER PARTICIPATION STILL NEEDED

Dear Fellow Shareholder,

The Special Meeting of Shareholders of the Dimensional Funds was held on Friday, May 8, 2015.    We are pleased to report that the response at this meeting was significant and overwhelmingly in favor.  In fact, we were able to approve the agenda items for many of the Dimensional Funds.   However, there are several Funds that require a higher level of participation in order to complete the shareholder meeting objectives.   Therefore, the Special Meeting has been adjourned to June 10, 2015, for such Funds, in order to seek additional support from you.  Since you have not voted on these important initiatives, we are asking you to take a minute of your time to consider these proposals and vote your shares using one of the convenient options below.

The proposals for which we are seeking your approval are designed to increase efficiencies, update certain investment limitations, and create uniformity across all Funds.  While the Dimensional Funds’ Boards firmly believe these proposals are in the best interests of all shareholders, it is you, the shareholder, who must approve them.

We strongly encourage you to vote your shares today.  Your vote will help us ensure that the Funds continue to serve your long-term investment needs

       Sincerely,

       David G. Booth
       Chairman and Co-Chief Executive Officer

1. MAIL: Complete and execute the enclosed voting form and mail it back in the postage paid envelope provided.
2. ONLINE: Simply go to the website listed on the enclosed voting form. Be sure to have the voting form handy at the time you plan on voting.
3. PHONE: Call the toll free number on the enclosed voting form and have your control number handy.

Voting is simple and will only take a few moments of your time

Do you have questions?  If you have any questions about how to vote your proxy or about the meeting in general, please call toll free (866) 828-6931.  Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

NOBO – OR# S29438